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                       INTERNATIONAL MICROWAVE CORPORATION

                            UNANIMOUS WRITTEN CONSENT
                                       OF
                              THE SOLE SHAREHOLDER
                          TO ACTION IN LIEU OF MEETING

                     EFFECTIVE DATE: AS OF NOVEMBER 8, 2002

         The undersigned, L-3 Communications Corporation, a Delaware corporation, being the sole shareholder of International Microwave Corporation, hereby consents to the adoption of the following resolutions and to the taking of the actions contemplated thereby:

         RESOLVED, that Section 4.03 of the By-laws of the Corporation be, and it hereby is, amended to read as follows:

         "NUMBER OF DIRECTORS

         4.03 The number of Directors of the corporation that shall constitute the whole board of directors shall be one (1). A director need not be a resident of the State of Connecticut or a shareholder of the corporation. A director shall hold office until his or her successor shall have been duly elected and qualified.";

         RESOLVED, that the foregoing amendment to the By-laws of the Corporation be, and such amendment hereby is, adopted, authorized, approved and declared advisable and in the best interest of the Corporation, effective as of the date and year first indicated above, and the Secretary of the Corporation is hereby directed to cause a copy of such instrument to be inserted in the minute book of the Corporation;

         RESOLVED, that Christopher C. Cambria be, and hereby is, elected as the sole director of the Corporation, to serve or hold office until the next annual meeting of shareholders of the Corporation and until his successor is elected and shall have qualified or until his earlier resignation or removal;

         RESOLVED, that the Secretary or Assistant Secretary of the Corporation is hereby authorized to certify and deliver, to any person to whom such certification and delivery may be deemed necessary or appropriate in the opinion of such Secretary or Assistant Secretary, a true copy of the foregoing resolutions; and

         RESOLVED, that a copy of this written consent be filed with the minutes of proceedings of the Corporation.

         IN WITNESS WHEREOF, the undersigned, being the sole shareholder of the Corporation, has executed this written consent as of the date and year first above written.

                                            L-3 COMMUNICATIONS CORPORATION

                                            By:/s/ Christopher C. Cambria
                                               ---------------------------------
                                               Name:  Christopher C. Cambria
                                               Title: Secretary


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                                                                    Exhibit 3.78

                       INTERNATIONAL MICROWAVE CORPORATION

                                     BYLAWS

                                   ARTICLE ONE

                                     OFFICES

                                PRINCIPAL OFFICE

1.01 The principal office of the corporation is located at 25 Van Zant Street, Norwalk, Connecticut 06855.

                                  OTHER OFFICES

1.02 The corporation may also have offices at such other places, within or without the State of Connecticut, where the corporation is qualified to do business, as the Chairman of the Board, may from time to time designate or as the business of the corporation may require upon the direction of the Board of Director[s].


                                   ARTICLE TWO


                                  SHAREHOLDERS

                             CLOSING TRANSFER BOOKS

2.01 For the purpose of taking a record of the shareholders entitled to notice of or to vote at any meeting shareholders, or shareholders entitled to receive payment of any dividend, or in order, to make a determination of shareholders for any other proper purpose, the Chairman of the Board at the direction of the Board of Director[s] may provide that the share transfer books shall be closed for a stated period but not to exceed fifty days, in which case written or printed notice thereof shall be mailed at ten days before the closing thereof to each shareholder of record at the address appearing on the books of the corporation or supplied by him to the corporation for the purpose of notice.

                         DATE FOR RECORD OF SHAREHOLDERS

2.02 In lieu of closing the share transfer books, the Chairman of the Board at the direction of the Board of Director[s] may fix in advance a date as the record date for any such record of shareholders. Such date may not be earlier than the date on which it is fixed and in any case may not be more than fifty days and, for a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

         DATE OF NOTICE OR RESOLUTION FOR DETERMINATION OF SHAREHOLDERS

2.03 If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or


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the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.


                                  ARTICLE THREE

                             SHAREHOLDERS' MEETINGS

                                PLACE OF MEETINGS

3.01 Meeting of shareholders shall be held at any place within or without the State of Connecticut fixed by the Board of Director[s]. In the absence of such designation, shareholders' meeting shall be held at the principal office of the corporation in the State of Connecticut.

                   TIME OF ANNUAL MEETING--BUSINESS TRANSACTED

3.02 The annual meeting of shareholders shall be held on the first Tuesday of the month of October or a day to be selected by the President each year, at 1:00 p.m. However, if that day falls on a legal holiday, then at the same time on the next business day. At the meetings, directors shall be elected, reports of the affairs of the corporation shall be considered, and, any other business may be transacted that is within the powers of the shareholders.

                           CALLING OF SPECIAL MEETINGS

3.03 Any persons who are entitled to call a special shareholders' meeting may do so by sending by registered mail, or personally delivering, a written request to the president, vice president, or secretary. Within ten (10) days of receipt of the request, the secretary of the corporation shall fix the date of the meeting and cause notice to be given to the shareholders entitled to vote that a meeting will be held. Nothing contained in this paragraph shall be construed as limiting, fixing or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

                    PERSONS ENTITLED TO CALL SPECIAL MEETINGS

3.04 Special meeting of the shareholders may be called at any time by any of the following; the chairman of the board; the Chief Financial Officer; the vice president entitled to exercise the Chief Financial Officer's authority in case of the latter's absence, death, or disability; the Board of Directors by action at a meeting or a majority action without meeting; or the Executive Committee. Persons holding twenty-five percent of the outstanding shares entitled to vote at the meeting may also call special meetings.

                                NOTICE OF MEETING

3.05 Written notice of each shareholders' meeting shall be delivered to each shareholder of record entitled to vote at the meeting. The notice must be delivered personally or by mail, postage prepaid, and addressed to the shareholder at the address appearing on the corporation's books or supplied by the shareholder to the corporation for the purpose of notice. Notice shall be given by, or at the direction of, the president, the secretary, or the officer or persons calling the


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meeting. In case of that officer's neglect or refusal to give the notice, it may be given by any director or shareholder.

                                 TIME OF NOTICE

3.06 Except as provided in this paragraph, notice of any shareholders' meeting shall be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting in accordance with Connecticut Corporate Law. If mailed, the notice shall be deemed to be delivered when deposited in the United states mail in accordance with Paragraph 3.05. In the case of a meeting to be held to consider a merger or consolidation, notice must be delivered not less than five (5) nor more than fifty (50) days before the date of the meeting.

                               CONTENTS OF NOTICE

3.07 The notice of any meeting of shareholders shall state the place, day, and hour of the meeting. The notice shall also state the general nature of the business to be transacted if it is a special meeting.

                           NOTICE OF ADJOURNED MEETING

3.08 When a shareholders' meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty (30) days, it is not necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which the adjournment is taken.

                             QUORUM OF SHAREHOLDERS

3.09 A majority of the outstanding shares, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting shall be the act of the shareholders, unless the vote of a greater number or voting by classes on the matter being voted upon is required by statute, the articles of incorporation, or these bylaws.

                     ADJOURNMENT FOR LACK OR LOSS OF QUORUM

3.10 In the absence of a quorum or with the withdrawal of enough shareholders to leave less than a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but no other business may be transacted. Meetings at which Directors are to be elected may be adjourned for periods not to exceed fifteen (15) days.

                                ADJOURNED MEETING

3.11 When any determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

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                             RECORD OF SHAREHOLDERS

3.12 The officer or agent having charge of the transfer book for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete record of shareholders listing the shareholders entitled to vote at such meeting, arranged in alphabetical orders, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger of transfer book, or a duplicate thereof kept in thin State, shall be prima facie evidence as to who are the shareholders entitled to examine such or share ledger or transfer book or to vote at any meeting of shareholders.

                                VOTING OF SHARES

3.13 Each outstanding share including shares not fully paid, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except as otherwise provided in the article of incorporation.

                                CUMULATIVE VOTING

3.14 In all elections for Directors every shareholder shall have the right to vote, in share or by proxy, for the number of shares owned by him, for as many persons as there are Directors to be elected, or to cumulate said votes, and give one candidate as many votes as the number of Directors multiplied by the number of his share shall equal, or to distribute them on the same principle among as many candidates as he shall think fit.

                           VOTING BY VOICE AND BALLOT

3.15 Voting by shareholders in elections for Directors need not be by ballot unless a shareholder demands election by ballot at the election and before the voting begins.

                                     PROXIES

3.16 A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact filed with the Secretary of the corporation. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

                                WAIVER OF NOTICE

3.17 Whenever any notice whatever is required to be given a shareholder under law or under the provision of the article of incorporation or bylaws of the corporation, a waiver thereof in writing signed by the shareholder entitled to such notice, whether before or after the time for giving such notice, shall be deemed equivalent to the giving of such notice; however, in the case of special meetings, the business to be transacted and the purpose of the meeting shall be stated in the waiver of notice.

                             ACTION WITHOUT MEETING

3.18 Any action required by law to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote at a meeting for such purpose and filed with the Secretary of the corporation.

                     APPOINTMENT OF INSPECTORS OF ELECTIONS

3.19 In advance of any meeting of shareholders, the President may appoint inspectors of elections to act at such meeting or any adjournment thereof. If inspectors of elections be not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be one (1) or three
(3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares present and entitled to vote shall determine whether one (1) or three (3) inspectors are to be appointed. No person who is a candidate for office shall act as an inspector. In case any person appointed as an inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Director[s] in advance of the convening of the meeting or at the meeting by the person or officer action as Chairman.

                              DUTIES OF INSPECTORS

3.20 The inspectors of elections shall determine the number of shares outstanding and the voting rights of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity, and effect of proxies, ballots, consents, waivers, or releases; hear and determine all challenges and questions in any way arising in connection with the vote; count and tabulate all votes, ballots consents, waivers, or releases; determine and announce the result; and perform such other acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of elections shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there be three (3) or more inspectors of elections, the decision, act, or certificate of a majority shall be effective in all respects as the decision, act, or certificate of all.

                              REPORT OF INSPECTORS

3.21 On request of the President of the meeting, or of any shareholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them.

                               CONDUCT OF MEETINGS

3.22 At every meeting of the shareholders, the President or in his absence, the officer designated by the Chairman of the Board, or, in the absence of such designation, such other person (who shall be one of the officers, if any is present) chosen by a majority in interest of the shareholders of the corporation present in person or by proxy and entitled to vote, shall act as Chairman. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as Secretary of all meeting of the shareholders. In the absence at such meeting of the Secretary or

Assistant secretary, the Chairman may appoint another person to act as Secretary of the meeting.

                                  ARTICLE FOUR

                                    DIRECTORS

                                DIRECTORS DEFINED

4.01 "Directors," when used in relation to any power or duty requiring collective action, means "Board of Directors."

                                     POWERS

4.02 The business and affairs of the corporation and all corporate authority and powers shall be exercised by or under authority of the Board of Directors, subject to limitation imposed by law, the articles of incorporation, or these bylaws as to action which requires authorization or approval by the shareholders.

                               NUMBER OF DIRECTORS

4.03 The number of Directors of the corporation shall be determined by resolution of the shareholders entitled to vote, but shall not be less than three (3) members.

                                 TERM OF OFFICE

4.04 The Directors shall be elected at each annual meeting of shareholders, or at a special meeting called for the purpose of electing Directors, or the Directors may be designated at any time by the unanimous written consent of the shareholders. Each Director shall hold office until the next annual meeting of the shareholders and until his successor is elected, or until his earlier resignation, removal from office, or death.

                                    VACANCIES

4.05 Vacancies in the Board of Directors shall exist in the case of the happening of any of the following events: (a) the death or resignation of any Director, (b) at any annual, regular, or special meeting of shareholders at which any director is elected, the shareholders fail to elect the full authorized number of Directors to be voted for at that meeting; or (c) an increase in the number of Directors.

                                FILLING VACANCIES

4.06 Any vacancy occurring in the Board of Directors shall be filled by a majority of the remaining members of the Board, though less than a quorum, and each person so elected shall be a Director until his successor is elected by the shareholders.

                                  COMPENSATION

4.07 The Board of Directors, by the affirmative vote of a majority of the Directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all Directors for services to the corporation as Directors, officers, or otherwise. Such compensation may include pensions, disability benefits, and death benefits.

                              CONFLICT OF INTEREST

4.08 Any contract or other transaction between the corporation and any of its Directors (or any corporation or firm in which any of its Directors is directly or indirectly financially interest) shall be valid for all purposes notwithstanding the presence of such Director at the meeting authorizing such contract or transaction, or his participation in such meeting. The foregoing shall, however, apply only if the interest of each such Director is known or disclosed to the Board of Directors and it shall nevertheless authorize or ratify such contract or transaction by a majority of the Directors present, each such interested Director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry such vote. This paragraph shall not be construed to invalidate any contract or transaction that would be valid in the absence of this paragraph.

                               EXECUTIVE COMMITTEE

4.09 The Board of Directors, by resolution adopted by a majority of the whole Board, may designate three (3) or more Directors to constitute an Executive Committee, which committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the corporation, the Board of Directors in reference to amending the articles of incorporation, adopting a plan of merger or adopting a plan of consolidation with another corporation or corporations, recommending to the shareholders the sale, lease, exchange, mortgage, pledge, or other disposition of all or substantially all of the property and assets of the corporation if not made in the usual shareholders a voluntary dissolution of the corporation or a revocation thereof, amending, altering, or repealing the bylaws of the corporation, electing or removing officers of the corporation or members Executive Committee, fixing the compensation of any member of the Executive Committee, declaring dividends or amending, altering, or repealing any resolution of the Board of Directors which by its terms provides that it shall not be amended, altered, or repealed by the Executive Committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by laws.

                                OTHER COMMITTEES

4.10 The Board of Directors, by resolution adopted by a majority of the whole Board, may designate other committees consisting of not less than three (3) directors each which shall have and may exercise such committee may determine its action and fix the time and place of its meetings unless the Board of Directors shall otherwise provide. The Board of Directors, by such affirmative vote, shall have power at any time to change the powers and members of any such committees, to fill vacancies, and to dispose of any such committee.

                                   REGULATIONS

4.11 The Board of Directors may adopt and from time to time amend regulations for their own government. Such regulations may not be inconsistent with the articles of incorporation or with these bylaws.

                                  ARTICLE FIVE

                               DIRECTORS' MEETINGS

                                PLACE OF MEETINGS

5.01 All meetings of the Board of Directors shall be held at the principal office of the corporation or at such place within or without this State as may be designated from time to time by a majority of the Directors or as may be designated in the notice calling the meeting.

                                REGULAR MEETINGS

5.02 Regular meetings of the Board of Directors shall be held, without call or notice, immediately following each annual meeting of the shareholders of this corporation, and at such other time as the Directors may determine.

                             CALL OF SPECIAL MEETING

5.03 Special meetings of the Board of Directors of this corporation shall be called by the Chairman of the Board, the President, any Vice President, by any other officer, or by any two Directors.

                            NOTICE OF SPECIAL MEETING

5.04 Written notice of the time, place, and purpose of special meetings of the Board of Directors shall be delivered personally to each Director, or sent to each Director by mail or by other form of written communication, at least seven
(7) days before the meeting. If the address of a Director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the Directors are regularly held. Notice of the time and place of holding an adjourned meeting of a meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

               VALIDATION OF MEETING DEFECTIVELY CALLED OR NOTICED

5.05 The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                                     QUORUM

5.06 A majority of the number of Directors in office constitutes a quorum of the Board for the transaction of business.

                                 MAJORITY ACTION

5.07 Every act of decision done or made by a majority of the Directors present at any meeting duly held at which a quorum is present is the act of the Board of Directors. Each Director who is present at a meeting will be conclusively presumed to have assented to the action taken at such meeting unless his dissent to the action is entered on the minutes of the meeting, or, where he is absent from the meeting, his written objection to such action is promptly filed with the Secretary of the corporation upon learning of the action. Such right to dissent shall not apply to a Director who voted in favor of such action.

                   ACTION BY CONSENT OF BOARD WITHOUT MEETING

5.08 Any action required by law to be taken at a meeting of the Board of Directors, or any other action which may be taken at a meeting of the Board of Directors or the Executive Committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be, and filed with the Secretary of the corporation.

                                   ADJOURNMENT

5.09 In the absence of a quorum, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board.

                           NOTICE OF ADJOURNED MEETING

5.10 Notice of the time and place of holding an adjourned meeting of a meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

                               CONDUCT OF MEETING

5.11 At every meeting of the Board of Directors, the President of the Corporation, if there shall be such an officer, and if not, a chairman chosen by a majority of the Directors present, shall preside. The Secretary of the corporation shall act as Secretary of the Board of Directors. In case the Secretary shall be absent from any meeting, the Chairman may appoint any person to act as Secretary of the meeting.

                                   ARTICLE SIX

                                    OFFICERS

                                NUMBER AND TITLES

6.01 The officers of the corporation shall be a Chairman of the Board, a President, a Vice President, a Secretary, and a Treasurer. The corporation may also have, at the discretion of the Board of directors, one (1) or more additional Vice Presidents, one (1) or more Assistant Secretaries, one (1) or more Assistant Treasurers, and such other dance with the provisions of Paragraph
6.03. of this Article. One (1) person may hold two (2) or more offices, except those of President and Secretary.

                                    ELECTION

6.02 The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Paragraphs 6.03 or 6.05 of this Article, shall be chosen annually by the Board of Directors, and each shall hold his office until his resignation, removal, disqualification, death, or until his successor shall be elected and qualified.

                              SUBORDINATE OFFICERS

6.03 The Board of Directors may appoint such other officers or agents as may be deemed necessary, each of whom shall hold office for such period, have such authority, and perform such duties in the management of the property and affairs of the corporation as may be provided in these regulations, or as may be determined by resolution of the Board of Directors not inconsistent herewith. The Board of Directors may delegate to any officer or committee the power to appoint any such subordinate officers, committees, or agents, to specify their duties and determine their compensation.

                             REMOVAL AND RESIGNATION

6.04 Any officer or agent may be removed by a majority vote by the Board of Director[s]; provided, however, that such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the Board of Directors to the President, or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                    VACANCIES

6.05 If the office of the President, Vice President, Secretary, Treasurer, Assistant Secretary, or assistant Treasurer becomes vacant by reason of death, resignation, removal, or otherwise, the Board of Directors shall elect a successor to such office.

                              CHAIRMAN OF THE BOARD

6.06 The Chairman of the Board, who must be a member of the Board of Directors, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these bylaws.

                                    PRESIDENT

6.07 Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and shall have the general powers and duties of management vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws. Within this authority and in the course of his duties he shall:

                                CONDUCT MEETINGS

(1) Preside at all meetings of the shareholders and be ex officio a member of all standing committees of the corporation.

                             SIGN SHARE CERTIFICATES

(2) Sign all certificates of stock of the corporation in conjunction with the Secretary or Assistant Secretary, unless otherwise ordered by the Board of Directors on the Chairman of the Board.

                               EXECUTE INSTRUMENTS

(3) When authorized by the President of the Board or required by law, execute, in the name of the corporation, deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing, and unless the Board of Directors shall order otherwise by resolution, make such contracts as the ordinary conduct of the corporation's business may require.

                             HIRE AND FIRE EMPLOYEES

(4) Appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents and employees of the corporation other than the duly appointed officers, subject to the approval of the Chairman of the Board, and control, subject to the direction of the Board of Directors, all of the officers, agents, and employees of the corporation.

                          MEETING OF OTHER CORPORATIONS

(5) Unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him or the Vice President and the Secretary or the Assistant Secretary, and act and vote on behalf of the corporation at all meetings of the shareholders of any corporation in which this corporation holds stock.

                                 VICE PRESIDENTS

6.08 In the absence or disability of the President, the Vice Presidents, if more than one, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on, the President. The Vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the bylaws.

                                    SECRETARY

6.09 The Secretary shall:

                             SIGN SHARE CERTIFICATES

(1) Sign, with the President or a Vice President, if there be such an officer, certificates for shares of the corporation.

                               CERTIFY REGULATIONS

(2) Certify and keep at the registered office or principal place of business of the corporation the original or a copy of its bylaws, including all amendments or alterations thereto.

(3) Keep at the place where the bylaws or a copy thereof are kept a record of the proceedings of meetings of its Directors and shareholders, Executive Committee, and other committees, with the timer and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares or members present or represented at shareholders' meetings, and the proceedings thereof.

                     SIGN OR ATTEST DOCUMENTS AND AFFIX SEAL

(4) Sign, certify, or attest such documents as may be required by law or the business of the corporation, and keep the corporate seal, if any, and affix it to such instruments as may be necessary or proper.

                                     NOTICES

(5) See that all notices are duly given in accordance with the provisions of these regulations or as required by law. In case of the absence or disability of the Secretary, or his refusal or neglect to act, notice may be given and served by an Assistant Secretary or by the President or Vice Presidents, if any, or by the Board of Directors.

                          CUSTODIAN OR RECORDS AND SEAL

(6) Be custodian of the records and of the seal of the corporation, if any, and see that it is engraved, lithographed, printed, stamped, impressed on, or affixed to all certificates for share prior to their issuance and to all documents, the execution of which, on behalf of the corporation under its seal, is duly authorized in accordance with the provisions of these bylaws.

                                 SHARE REGISTER

(7) Keep at the place where the bylaws or a copy thereof are kept or at the office of the transfer agent or registrar a share register or duplicate share register giving the names of the shareholders, their respective addresses, and the number and classes of shares held by each. The Secretary shall also keep appropriate, complete, and accurate books or records of account at the corporation's registered officer it principal place of business.

                             REPORTS AND STATEMENTS

(8) See that the books, reports, statements, certificates, and all other documents and records required by law are properly kept and filed.

                                 EXHIBIT RECORDS

(9) Exhibit at all reasonable times to proper persons on such terms as are provided by law on proper application, the regulations, the share register, and minutes of proceedings of the shareholders and Directors of the corporation.

                                  OTHER DUTIES

(10) In general, perform all duties incident to the office of Secretary, and such other duties as from time to time may be assigned to him by the Board of Directors.

                              ABSENCE OF SECRETARY

(11) In case of the absence or disability of the Secretary or his refusal or neglect to act, the Assistant Secretary, or if there be none, the Treasurer, acting as Assistant Secretary, may perform all of the functions of the Secretary. In the absence or inability to act, or refusal or neglect to act of the Secretary, the Assistant Secretary, and Treasurer, any person thereunto authorized by the President or Vice Presidents, if any, or by the Board of Directors, may perform the functions of the Secretary.

                               ASSISTANT SECRETARY

6.10 At the request of the Secretary, or in his absence or disability, the Assistant Secretary, designated as set forth in preceding subparagraph 6.09(11) of these bylaws shall perform all the ;duties of the Secretary, and when so acting, he shall have all the powers of, and be subject to all the restrictions on, the Secretary. The Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the Secretary.

                                    TREASURER

6.11 The Treasurer shall:

                          FUNDS -- CUSTODY AND DEPOSIT

(1) Have charge and Custody of, and be responsible for, all funds and securities of the corporation, and deposit all such funds in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors.

                                FUNDS -- RECEIPT

(2) Receive, and give receipt for, moneys due and payable to the corporation from any source whatever.

                             FUNDS -- DISBURSEMENTS

(3) Disburse, or cause to be disbursed, the funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

                                MAINTAIN ACCOUNTS

(4) Keep and maintain adequate and correct accounts of the corporation's properties and business transactions including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. Any surplus, including earned surplus, pain-in surplus, and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account.

                                 EXHIBIT RECORDS

(5) Exhibit at all reasonable times the books of account and records of the corporation to any Director, or to proper person on such terms as are provided by law, on proper application, during business ours at the office of the corporation where such books and records are kept.

                       REPORTS TO PRESIDENT AND DIRECTORS

(6) When and as requested, render to the President and Directors accounts of all his transactions as Treasurer and of the financial condition of the corporation.

                        FINANCIAL REPORT TO SHAREHOLDERS

(7) Upon the written request of any shareholder of the corporation, and within fourteen (14) days thereafter, mail to such shareholder the then-latest annual balance sheet and income statement of the corporation. Such financial states shall have been prepared in accordance with generally accepted accounting principles by an independent public or certified public accountant.

                                      BOND

(8) Give to the corporation a bond, if required by the Board of Directors, in a sum, and with one or more sureties, or a surety company satisfactory to the Board, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the corporation.

                                  OTHER DUTIES

(9) In general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Board of Directors.

                              ABSENCE OF TREASURER

(10) In case of the absence or disability of the Treasurer or his refusal or neglect to act, the Assistant Secretary or the Secretary acting as Assistant Treasurer may perform all of the functions of the Treasurer. In the absence or inability to act, or refusal, or neglect to act, of both the Treasurer and the Secretary, any person thereunto authorized by the President or Vice Presidents, if any, or by the Board of Directors may perform the functions of the Treasurer.

                               ASSISTANT TREASURER

6.12 The Assistant Treasurer, if required so to by the Board of Directors, shall respectively give bonds for the faithful discharge o(pound) his duties, in such sums, and with such sureties as the Board of Directors shall require. At the request of the Treasurer, or in his ability absence or disability, the Assistant Treasurer designated as set forth in preceding subparagraph 6.11(10) of these regulations shall perform all the duties of Treasurer, and when so acting, shall have all the powers of, and be subject to all restrictions on, the Treasurer. He shall perform such other duties as from time to time may be assigned to him by the Board or Directors or the Treasurer.

                                    SALARIES

6.13 The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the corporation.

                                  ARTICLE SEVEN

                          INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, EMPLOYEES, AND AGENTS

               ACTIONS AGAINST PARTY BECAUSE OF CORPORATE POSITION

7.01 The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, partner, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgements, fines, and. amounts paid in settlement actually and reasonably incurred by him in connection with such claim, action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct unlawful. The termination of any claim, action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct unlawful. The termination of any claim, action, suit, or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believer that his conduct was unlawful.

                    ACTION BY OR IN THE RIGHT OF CORPORATION

7.02 The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed claim, action, or suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, partner, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such claim, action, or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court o(pound) Equity or the court in which such claim, action, or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Equity or such other court shall deem proper.

                           REIMBURSEMENT IF SUCCESSFUL

7.03 To the extent that a director, office, employee, or agent of the corporation has been. successful on the merits or otherwise in defense of any claim, action, suit, or proceeding referred to in Paragraphs 7.01 and 7.02, or in defense of any claims, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful (on the merits or otherwise) on any other claim, issue, or matter in any such claim, action, suit, or proceeding.

                                  AUTHORIZATION

7.04 Any indemnification under Paragraphs 7.01 and 7.02 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon determination that indemnification of the director, officer, employee, or agent is proper in the circumstances before he has met the applicable standard of conduct set forth in Paragraphs 7.01 and 7.02. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

                             ADVANCED REIMBURSEMENT

7.05 Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

                          INDEMNIFICATION NOT EXCLUSIVE

7.06 The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, rule of law, provision of certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity, while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Where such other provision provides broader rights of indemnification than these bylaws, and other provision shall control.

                                  SUBSIDIARIES

7.07 All references in this Article to a director, officer, employee, or agent of the corporation shall be deemed to include any director, officer, employee, or agent of corporations which are majority owned subsidiaries of this corporation.

                                    INSURANCE

7.08 The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, partner, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

                                   INVALIDITY

7.09 The invalidity or unenforceability of any provision hereof shall not in any way affect the remaining portions hereof, which shall continue in full force and effect.

                                 ARTICLE EIGHT

                  EXECUTION OF INSTRUMENTS AND DEPOSIT OF FUNDS

                     AUTHORITY FOR EXECUTION OF INSTRUMENTS

8.01 The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any sum of money or for any purpose:

                            EXECUTION OF INSTRUMENTS

8.02 Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, mortgages, and other evidences of indebtedness of the corporation, and other corporate instruments or documents, and certificates of shares of stock owned by the corporation, shall be executed, signed, or endorsed by the President or any Vice President and by the Secretary or the Treasurer, or any Assistant. Secretary or Assistant Treasurer, and may have the corporate seal, if any, affixed thereto.

                           BANK ACCOUNTS AND DEPOSITS

8.03 All funds of the corporation shall be deposited form time to time to the credit of the corporation with such banks, bankers, trust companies, or other depositories as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the corporation to whom such power may be delegated form time to time by the. Board of Directors.

                      ENDORSEMENT WITHOUT COUNTERSIGNATURE

8.04 Endorsements for deposit of commercial paper to the credit of the corporation in any of its duly authorized depositories may be made without countersignature by the President or any Vice President, or the Treasurer or any Assistant Treasurer, or by any other officer or agent of the corporation to whom the Board of Directors, by resolution, shall have delegated such power.

                          SIGNING OF CHECKS AND DRAFTS

8.05 Except as otherwise provided in these regulations, all checks, drafts, or other order for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation shall be assigned or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors or at the direction of the Chairman of the Board.

                                  ARTICLE NINE

                         ISSUANCE AND TRANSFER OF SHARES

                          CLASSES AND SERIES OF SHARES

9.01 Subject to the provisions of its articles of incorporation, the corporation may issue one (1) or more classes or series of shares, or both, any of which classes or series may be with or without par value, and with such other designations, preferences, qualifications, privileges, limitations, options, conversion rights, and such special or relative rights as are stated in said articles of incorporation. All shares shall have the conversion, redemption, and other rights, preferences, qualifications, limitations, and restrictions, as are stated in the articles of incorporation. If a class is divided into series, all the shares of any one series shall have the same conversion, redemption, and other rights, preferences, qualifications, limitations, and restrictions. Each outstanding share, regardless of class, shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of shareholders.

                       CERTIFICATES FOR FULLY PAID SHARES

9.02 Neither shares nor certificates representing such shares may be issued by the corporation until the full amount of the consideration has been paid. When such consideration has been paid to the corporation, the certificate representing such shares shall be issued to the shareholder.

                            CONSIDERATION FOR SHARES

9.03 The consideration for the issuance of share may be paid, in whole or in part, in money, in other property actually received, tangible or intangible, or in labor performed for the corporation which shall be determined by the Board of Directors.

                         CONTENTS OF SHARE CERTIFICATES

9.04 Certificates for shares shall be of such form and style, printed or otherwise, as the Board of Directors may designate, and each certificate shall state all of the following facts:

         (1) That the corporation is organized under the laws of the State of Connecticut;

         (2) The name of the registered holder of the shares represented by the certificate;

         (3) The number and class of shares and the designation of the series, if any, which such certificate represents;

         (4) The par value of each share represented by such certificate or a statement that the shares are without par value.

                           SHARES IN CLASSES OR SERIES

9.05 If the corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, or shall state that the corporation will furnish to any stockholder upon request and without charge, a full statement or a summary of all of the designations, preferences, limitation, and relative rights of the shares of each class authorized to be issued and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

                            RESTRICTIONS ON TRANSFER

9.06 Any restrictions imposed by the corporation on the sale or other disposition of its shares and on the transfer thereof must be noted conspicuously on each certificate representing shares to which the restriction applies.

                                PREEMPTIVE RIGHTS

9.07 A full summary or statements of any limitation or denials of preemptive rights of a shareholder to acquire unissued shares of the corporation must be set forth on the front or back of the certificate representing shares subject thereto.

                           INCORPORATION BY REFERENCE

9.08 In lieu of setting forth a full summary or statement of any provision, other than restrictions on transfer, on the face or back of the certificate, such statement may by omitted from the certificate if it shall be set forth upon the face or back of the certificate that such statement, in full, will be furnished by the corporation to any shareholder without charge, within five (5) days of receiving a written request therefor.

                  SIGNING CERTIFICATES -- FACSIMILE SIGNATURES

9.09 All share certificates shall be signed by the President or a Vice President and the Secretary Of an Assistant Secretary of the corporation. If a certificate is countersigned by a transfer agent or registrar, other than the corporation itself or its employee, any other signatures or countersignatures on the certificate may be facsimiles. In case any officer of the corporation, or any office or employee of the transfer agent or registrar, who has signed or whose facsimile signature has been placed upon such certificate cases to be as officer of the corporation, or an officer or employee of the transfer agent or registrar before such certificate may be issued by the corporation with the same effect as if the officer of the corporation, or the officer or employee of the transfer agent or registrar, had not ceased to be such at the date of its issue.

                      TRANSFER OF LOST OR DESTROYED SHARES

9.10 When a share certificate has been lost, or appears to have been destroyed or wrongfully taken, an the owner fails to notify the corporation of that fact within a reasonable time after he has notice of it, and the corporation registers a transfer of the share represented by the certificate before receiving such a notification, the owner is precluded from asserting against the corporation any claim arising from the registration of the transfer or any claim to a new certificate.

                  REPLACEMENT OF LOST OR DESTROYED CERTIFICATES

9.11 When the holder of a share certificate claims that the certificate has been lost, destroyed, or wrongfully taken, the corporation shall issue a new certificate in place of the original certificate if the owner: (1) so requests before the corporation has notice that the share has been acquired by a bona fide purchaser; (2) files with the corporation a sufficient indemnity bond; and
(3) satisfies any other reasonable requirements imposed by the Board of Directors.

                           TRANSFER AFTER REPLACEMENT

9.12 If, after the issue of a new certificate as a replacement for a lost, destroyed, or wrongfully taken certificate, a bona fide purchaser of the original certificate presents it for registration of transfer, the corporation must register the transfer unless registration would result in overissue. In addition to any rights on the indemnity bond, the corporation may recover the new certificate from the person to whom it was issued or any person taking under him except a bona fide purchaser.

                         TRANSFER AGENTS AND REGISTRARS

9.13 The Board of Directors may appoint one (1) or more transfer agents, and one
(1) or more registrars which shall be an incorporated bank or trust company, either domestic or foreign. Such agents and registrars shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

                             CONDITIONS OF TRANSFER

9.14 A person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof as regards the corporation; provided that whenever any transfer of shares shall be made for collateral security, and not absolutely, and written notice thereof shall be given to the Secretary of the corporation or its transfer agent, if any, such fact shall be stated in the entry of the transfer.

         When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate therefor, may require from the person seeking the transfer reasonable proof of his right to the transfer. If there remains a reasonable doubt of the right to the transfer, the corporation may refuse a transfer unless the person giver adequate security or a bond of indemnity executed by a corporate surety or by two (2) individual sureties satisfactory to the corporation as to from, amount, and responsibility of sureties. The bond shall be conditioned to protect the corporation, its officers, transfer agents, and registrars, or any of them, against any loss, damage, expense, or other liability to the owner of the shares by reason of the recording of the transfer or the issuance of a new certificate for shares.

                                   ARTICLE TEN

                      CORPORATE RECORDS, REPORTS, AND SEAL

                          MINUTES OF CORPORATE MEETINGS

10.01 The corporation shall keep at its principal place of business a book of minutes of all meetings of its Board of Directors and of its shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares or member present or represented at shareholders' meetings, and the proceedings thereof.

                                BOOKS OF ACCOUNT

10.02 The corporation shall keep and maintain at its principal place of business adequate and correct accounts of its properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. Any surplus, including a reduction of stated capital, shall be classified according to source and shown in a separate account.

                                 SHARE REGISTER

10.03 The corporation shall keep at its principal place of business, or at the office of its transfer agent, a share register showing the names of the shareholders, their addresses, and the number and classes of shares held by each. The above-specified specified information may be kept by the corporation and punchcards, magnetic tape, or other information storage device related to electronic data processing equipment, provided that such card, tape, or other equipment is capable of reproducing the information in clearly legible form for the purposes of inspection as provided in Paragraph 10.04 of these regulations.

                      INSPECTION OF RECORDS BY SHAREHOLDERS

10.04 On written demand, stating a proper purpose thereof, every shareholder shall have a right to examine in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books or records of account, and records of the proceedings of the shareholders and Directors, and make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance in which an attorney or other agent shall be the person who seeks the right to inspection, the demand shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at its principal place of business.

                       INSPECTION OF RECORDS BY DIRECTORS

10.05 Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the corporation, and also of its subsidiary corporations, domestic. or foreign. Such inspection by a Director may be made in person or by agent or attorney, and the right of inspection included the right to make extracts.

                        FINANCIAL REPORT TO SHAREHOLDERS

10.06 The Board of Directors shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year.

                           CONTENTS OF ANNUAL REPORTS

10.07 The annual report shall include the following financial statements prepared so as to represent fairly the corporation's financial condition and the results of its operations:

         (1)      A balance sheet as of closing date;

         (2) Statement of income and surplus for such year ended on closing date; and

         (3)      Such other information as the Directors shall determine.

                       PREPARATION OF FINANCIAL STATEMENTS

10.08 The financial statements shall have been examined in accordance with generally accepted auditing standards by an independent certified public accountant of any state or territory of the United States or by a firm thereof, and shall be accompanied by such accountant's or firm's opinion as to the fairness of the presentation of the financial statements. They shall be prepared in a form sanctioned by generally accepted accounting principles for the particular kind of business carried on by the corporation.

                                   FISCAL YEAR

10.09 The fiscal year of the corporations hall be as determined by the Board of Directors.

                                 CORPORATE SEAL

10.10 The Board of Directors may, but need not, adopt, use, and thereafter alter, a corporate seal.

                                 ARTICLE ELEVEN

                               AMENDMENT OF BYLAWS

            ADOPTION, AMENDMENT, AND REPEAL OF BYLAWS BY SHAREHOLDERS

         Bylaws may be altered, amended, or repealed, and new bylaws may be adopted by the vote or the written assent of shareholders entitled to exercise a majority of the voting power of the corporation; provided that such bylaws as adopted or amended are not in conflict with the articles of incorporation or with law.